Annuity Investors (Registered)Variable Account A

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                           The Commodore The Commodore
                   Nauticus (registered) Americus (Registered)

                                December 31, 2000

                        Annual Report to Contract Owners

                                                  Table of Contents

                                                                        Page

Letter from the President..............................................   2

                                                                         Tab

Portfolio Annual Reports

Janus Aspen Series.....................................................   I
         Aggressive Growth Portfolio
         Capital Appreciation Portfolio
         Balanced Portfolio
         Worldwide Growth Portfolio

Dreyfus Portfolios.....................................................  II
         Dreyfus Variable Investment Fund
                  Appreciation Portfolio
                  Growth and Income Portfolio
                  Small Cap Portfolio
         The Dreyfus Socially Responsible Growth Fund, Inc.
         Dreyfus Stock Index Fund

Strong Opportunity Fund II, Inc........................................ III

Deutsche Asset Management VIT Funds....................................  IV
         EAFE(R) Equity Index
         Equity 500 Index
         Small Cap Index

The Universal Institutional Funds, Inc.................................   V
         Fixed Income Portfolio
         U.S. Real Estate Portfolio

PBHG Insurance Series Fund, Inc........................................  VI
         PBHG Growth II Portfolio
         PBHG Technology & Communications Portfolio

Merrill Lynch Variable Series Funds, Inc............................... VII
         Basic Value Focus Fund
         Global Strategy Focus Fund
         High Current Income Fund
         Domestic Money Market Fund

                       ANNUITY INVESTORS LIFE INSURANCE COMPANY (R)


Dear Commodore Variable Annuity Contract Owner:

Enclosed are the December 31, 2000 Annual Reports for each of the Portfolios in which the sub-accounts of Annuity Investors Variable Account A invest. High valuations for stocks in the technology sector, three interest rate increases by the Federal Reserve, and a slowing growth rate for the U.S. economy combined to produce a very volatile market in the year 2000. In this market, growth stocks and the technology sector were negatively affected, and performance suffered. By comparison, although the performance of value stocks had previously trailed growth stocks during the prior several years, value stocks experienced a significant rebound in 2000. All of Annuity Investors' value-oriented equity subaccounts finished the year in positive territory. The broad range of investment options offered under your Contract allows you the flexibility to implement your own personal investment strategy and to change your mix of investments as your objectives change over time.

For the year ended December 31, 2000, the stock market, as measured by the Standard & Poor's Composite Stock 500 Index, returned a loss of 9.10%, while the NYSE Composite Index realized a gain of 1.01%. The bond market, as measured by Lehman Brothers Aggregate Bond Index, increased by 11.63% over the same period. The average annual total returns of the sub-accounts offered under your Contract for the period January 1, 2000 to December 31, 2000, are shown below.*


Janus Aspen Series - Aggressive Growth Portfolio                       (32.66)%
Janus Aspen Series - Worldwide Growth Portfolio                        (16.71)%
Janus Aspen Series - Balanced Portfolio                                ( 3.48)%
Janus Aspen Series - Capital Appreciation Portfolio                    (19.19)%
Dreyfus VIF - Appreciation Portfolio                                   ( 1.88)%
Dreyfus VIF - Growth and Income Portfolio                              ( 4.97)%
Dreyfus VIF - Small Cap Portfolio                                       11.91 %
The Dreyfus Socially Responsible Growth Fund, Inc.                     (12.13)%
Dreyfus Stock Index Fund                                               (10.40)%
Strong Opportunity Fund II, Inc.                                         5.28 %
Deutsche Asset Management VIT Funds EAFE(r) Equity Index               (17.68)%
Deutsche Asset Management VIT Funds Equity 500 Index                   (10.35)%
Deutsche Asset Management VIT Funds Small Cap Index                    ( 5.06)%
Merrill Lynch VSF - Basic Value Focus Fund                              11.26 %
Merrill Lynch VSF - Global Strategy Focus Fund                         (10.73)%
Merrill Lynch VSF - High Current Income Fund                           ( 8.23)%
Merrill Lynch VSF - Domestic Money Market Fund                           4.08 %
The Universal Institutional Funds, Inc. - Fixed Income Portfolio         9.72 %
The Universal Institutional Funds, Inc. - U.S. Real Estate Portfolio    27.68 %
PBHG Insurance Series Fund, Inc. - PBHG Growth II Portfolio            (17.70)%
PBHG Insurance Series Fund, Inc. - PBHG Tech. & Comm. Portfolio        (42.84)%

[FN]
*Performance figures are net of all sub-account charges, but do not reflect contingent deferred sales charges and contract maintenance fees.

I, and my colleagues at Annuity Investors Life Insurance Company(r), look forward to serving you in the future.

Sincerely,


/s/Charles R. Scheper
---------------------
Charles R. Scheper
President

The Financial Statements of the following investment companies ("Registrant") are made a part hereof and incorporated herein:

Registrant                                                     1940 Act Number


Janus Aspen Series                                             811-07736
  Aggressive Growth Portfolio
  Capital Appreciation
  Balanced Portfolio
  Worldwide Growth Portfolio

Dreyfus Variable Investment Fund                               811-05125
  Appreciation Portfolio
  Growth & Income Portfolio
  Small Cap Portfolio

The Dreyfus Socially Responsible Growth Fund, Inc.             811-07044

Dreyfus Stock Index Fund                                       811-05179

Strong Opportunity Fund II, Inc.                               811-06552

Deutsche Asset Management, VIT Funds                           811-07507
  Deutsche VIT EAFE(r) Equity Index
  Deutsche VIT Equity 500 Index
  Deutsche VIT Small Cap Index

The Universal Institutional Funds, Inc.                        811-07607
  Morgan Stanley UIF, Inc. U.S. Real Estate Portfolio
  Morgan Stanley UIF, Inc. Fixed Income Portfolio

PBHG Insurance Series Fund, Inc.                               811-08009
  PBHG Growth II Portfolio
  PBHG Technology & Communications Portfolio

Merrill Lynch Variable Series Fund, Inc.                       811-03290
  Basic Value Focus Fund
  Global Strategy Focus Fund
  High Current Income Fund
  Domestic Money Market Fund

Annuity Investors Life Insurance Company(R)
P. O. Box 5423
Cincinnati, Ohio 45201-5423
1-800-789-6771
www.commodoreva.com



Underwritten and Distributed by:

Great American AdvisorsSM, Inc.
Member NASD
525 Vine Street
Cincinnati, Ohio  45202


                              ANNUITY INVESTORS(r)
                             LIFE INSURANCE COMPANY


                                       for


                                [commodore logo]


















This report is for the information of the contract owners and participants of Annuity Investors Life Insurance Company and Annuity Investors Variable Account
A. It is authorized for distribution to other persons only when preceded or accompanied by a current prospectus, which contains complete information, including charges and expenses. For a current prospectus, Please call 1-800-789-6771. Please read it carefully before you invest or send money.


3244                        Imsa Logo                                  (2/01)